      RENEWAL RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A891112101RN1
           (the "Renewal Rental Schedule") DATED AS OF MARCH 1, 1997
    TO MASTER LEASE AGREEMENT DATED AS OF MARCH 1, 1989 (THE "MASTER LEASE")

LESSOR                                       LESSEE

AMERICAN INCOME PARTNERS V-D                 MOBIL OIL CORPORATION
LIMITED PARTNERSHIP                          PAULSBORO REFINERY
C/O EQUIS FINANCIAL GROUP                    P0 BOX 430
98 NORTH WASHINGTON STREET                   PAULSBORO, NJ 08066
BOSTON, MA 02114

1.    LEASE TERM. PAYMENT DATES.

      This Renewal Rental Schedule, between American Income Partners V-D Limited Partnership, as Lessor, Lessor's interest therein having been previously sold and assigned by American Finance Group and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease.

2.    BASIC RENT.

      Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

3.    SPECIAL MAINTENANCE, RETURN CONDITIONS.

      Notwithstanding anything contained in the Master Lease to the contrary, it is agreed that, with respect to the titling, registration and relocation of the Equipment, the following provisions shall apply:

      Lessee will cause the Equipment to be properly and lawfully titled and registered at all times in the name of AFG Trust in care of Lessee reflecting as first lienholder the party designated by Lessor, from time to time. Lessor hereby appoints Lessee as its agent and attorney-in-fact for the express and limited purpose of effecting and maintaining such titles and registrations. The Equipment is not to be removed from the location specified on the attached Schedule B (other than on a temporary basis in the normal course of Lessee's business) without the prior written consent of Lessor, and in no event may the Equipment be moved (other than on a temporary basis in the normal course of Lessee's business) to a location outside the continental United States.

      In Furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following return conditions:

      Each item of Equipment shall be in both good appearance and operating condition, less reasonable wear and tear. Each unit and component of such unit shall be capable of performing or meeting the manufacturer's minimum performance specifications when new, including but not limited to, the drive motor, transmission, steering system, electrical system, braking system, safety and warning devices and attachments. No water, brake fluid, transmission fluid, anti-freeze or fuel leaks will be present. All mechanical and electrical equipment, including radios, heaters, air conditioners must be in proper operating condition. Broken glass and body damage will be limited to $250.00 in

      RENEWAL RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. A891112101RN1
                                    PAGE TWO

total. Lessee shall also de-identify each unit by properly removing any decals, paint and all other Lessee markings.

      Upon the expiration of the primary lease term, or any subsequent renewal term(s), Lessee shall properly prepare and pack each item of equipment and ship, freight and insurance prepaid, to a place designated by Lessor.

      If any of the above conditions are not met, the Lessee has the option of repairing the Equipment at his own expense, or if repairs are performed by Lessor or Lessor's agent, Lessee shall pay any costs associated therewith.

4.    STIPULATED LOSS VALUE

      Notwithstanding the provisions of Section 7 of the Master Lease, the Stipulated Loss Value for the Equipment during the renewal Lease Term shall be equal to 50 percent of the Equipment Cost.

5.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      The Renewal Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Lessee hereby represents, warrants and certifies that the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and conditions set forth in this Renewal Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No Amendment, modification or waiver of this Renewal Rental Schedule or the Master Lease will be effective unless evidenced in writing signed by the party to be charged. This Renewal Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

      The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Master Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

AMERICAN INCOME PARTNERS V-D                MOBIL OIL CORPORATION
LIMITED PARTNERSHIP                         LESSEE
LESSOR
                                            BY: /s/ [ILLEGIBLE] 4/2/97
BY: AFG LEASING IV INCORPORATED                 ----------------------------
TITLE: GENERAL PARTNER
                                            TITLE: SOURCING SPECIALIST
BY: /s/ Gail Ofgant                                -------------------------
    ----------------------------

TITLE: VICE PRESIDENT
       -------------------------

      COUNTERPART NO. 1 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR4OD-01             EQUIS FINANCIAL GROUP              3/27/97 16:36:27 PAGE 1

                     Schedule A - Rental Schedule Economics

LESSEE:        MOBIL OIL CORPORATION
LESSOR:        EQUIS FINANCIAL GROUP

RENTAL SCHEDULE:                        A891112101RN1
LEASE TERM (months):                           24
PRIMARY START DATE:                     3/01/1997
LEASE EXPIRATION DATE:                  2/28/1999
PAYMENT FREQUENCY:                        MONTHLY
ADVANCE/ARREARS:                          ADVANCE
LEASE RATE:                            .011599723
PER DIEM LEASE RATE:                   .000386657
PERIODIC RENT:                            $670.00
NUMBER OF PAYMENTS:                            24
TOTAL INTERIM RENT:                          $.00
PAYMENT COMMENCEMENT DATE:              3/01/1997
TOTAL EQUIPMENT COST:                  $57,760.00

DOCUMENTATION FEE:                        $0.00
                                          -----

     JKE 4/2/97              LESSEE INITIALS
------------------------
       GDO                   LESSOR INITIALS
------------------------

ATF#: M02-95RMKT

LLR41D-01             EQUIS FINANCIAL GROUP              3/27/97 16:36:32 PAGE 1

                        Schedule B Equipment Description

LESSEE: MOBIL OIL CORPORATION

                RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: A891112101RN1

LESSOR: EQUIS FINANCIAL GROUP

                                                                             Acceptance
Equipment Cost  Serial Number   Year Manufacturer       Model       Type     Date
---------------------------------------------------------------------------------------
   5,776.00       A1129833        FLAME WELDING    LINCOLN SA-200  WELDER    3/01/1997
   5,776.00       A1134733        FLAME WELDING    LINCOLN SA-200  WELDER    3/01/1997
   5,776.00       A1137031        FLAME WELDING    LINCOLN SA-200  WELDER    3/01/1997
   5,776.00       A1137033        FLAME WELDING    LINCOLN SA-200  WELDER    3/01/1997
   5,776.00       A1139426        FLAME WELDING    LINCOLN SA-200  WELDER    3/01/1997
   5,776.00       A1155504        FLAME WELDING    LINCOLN SA-200  WELDER    3/01/1997
   5,776.00       A1155506        FLAME WELDING    LINCOLN SA-200  WELDER    3/01/1997
   5,776.00       A1155508        FLAME WELDING    LINCOLN SA-200  WELDER    3/01/1997
   5,776.00       A1156102        FLAME WELDING    LINCOLN SA-200  WELDER    3/01/1997
   5,776.00       A1156107        FLAME WELDING    LINCOLN SA-200  WELDER    3/01/1997
-----------
  57,760.00 Total for Location P0 BOX 430           PAULSBORO           NJ 08066
===========
  57,760.00 Total Equipment Cost

      RENEWAL RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. B891112101RN1
           (the "Renewal Rental Schedule") DATED AS OF MARCH 1, 1997
    TO MASTER LEASE AGREEMENT DATED AS OF MARCH 1, 1989 (THE "MASTER LEASE")

LESSOR                                       LESSEE

AMERICAN INCOME PARTNERS V-D                 MOBIL OIL CORPORATION
LIMITED PARTNERSHIP                          PAULSBORO REFINERY
C/O EQUIS FINANCIAL GROUP                    P0 BOX 430
98 NORTH WASHINGTON STREET                   PAULSBORO, NJ 08066
BOSTON, MA 02114

1.    LEASE TERM. PAYMENT DATES.

      This Renewal Rental Schedule, between American Income Partners V-D Limited Partnership, as Lessor, Lessor's interest therein having been previously sold and assigned by American Finance Group and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease.

2.    BASIC RENT.

      Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

3.    SPECIAL MAINTENANCE, RETURN CONDITIONS.

      Notwithstanding anything contained in the Master Lease to the contrary, it is agreed that, with respect to the titling, registration and relocation of the Equipment, the following provisions shall apply:

      Lessee will cause the Equipment to be properly and lawfully titled and registered at all times in the name of AFG Trust in care of Lessee reflecting as first lienholder the party designated by Lessor, from time to time. Lessor hereby appoints Lessee as its agent and attorney-in-fact for the express and limited purpose of effecting and maintaining such titles and registrations. The Equipment is not to be removed from the location specified on the attached Schedule B (other than on a temporary basis in the normal course of Lessee's business) without the prior written consent of Lessor, and in no event may the Equipment be moved (other than on a temporary basis in the normal course of Lessee's business) to a location outside the continental United States.

      In Furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following return conditions:

      Each item of Equipment shall be in both good appearance and operating condition, less reasonable wear and tear. Each unit and component of such unit shall be capable of performing or meeting the manufacturer's minimum performance specifications when new, including but not limited to, the drive motor, transmission, steering system, electrical system, braking system, safety and warning devices and attachments. No water, brake fluid, transmission fluid, anti-freeze or fuel leaks will be present. All mechanical and electrical equipment, including radios, heaters, air conditioners must be in proper operating condition. Broken glass and body damage will be limited to $250.00 in

      RENEWAL RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. B891112101RN1
                                    PAGE TWO

total. Lessee shall also de-identify each unit by properly removing any decals, paint and all other Lessee markings.

      Upon the expiration of the primary lease term, or any subsequent renewal term(s), Lessee shall properly prepare and pack each item of equipment and ship, freight and insurance prepaid, to a place designated by Lessor.

      If any of the above conditions are not met, the Lessee has the option of repairing the Equipment at his own expense, or if repairs are performed by Lessor or Lessor's agent, Lessee shall pay any costs associated therewith.

4.    STIPULATED LOSS VALUE

      Notwithstanding the provisions of Section 7 of the Master Lease, the Stipulated Loss Value for the Equipment during the renewal Lease Term shall be equal to 50 percent of the Equipment Cost.

5.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      The Renewal Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Lessee hereby represents, warrants and certifies that the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and conditions set forth in this Renewal Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No Amendment, modification or waiver of this Renewal Rental Schedule or the Master Lease will be effective unless evidenced in writing signed by the party to be charged. This Renewal Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

      The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Master Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

AMERICAN INCOME PARTNERS V-D             MOBIL OIL CORPORATION
LIMITED PARTNERSHIP                      LESSEE
LESSOR
                                         BY: /s/ [ILLEGIBLE] 4/2/97
BY: AFG LEASING IV INCORPORATED              ----------------------------
TITLE: GENERAL PARTNER
                                         TITLE: SOURCING SPECIALIST
BY: /s/ Gail Ofgant                             -------------------------
    ----------------------------

TITLE: VICE PRESIDENT
       -------------------------

      COUNTERPART NO. 1 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR4OD-01             EQUIS FINANCIAL GROUP              3/27/97 16:36:39 PAGE 1

                     Schedule A - Rental Schedule Economics

LESSEE:        MOBIL OIL CORPORATION
LESSOR:        EQUIS FINANCIAL GROUP

RENTAL SCHEDULE:                    B891112101RN1
LEASE TERM (months):                           24
PRIMARY START DATE:                     3/01/1997
LEASE EXPIRATION DATE:                  2/28/1999
PAYMENT FREQUENCY:                        MONTHLY
ADVANCE/ARREARS:                          ADVANCE
LEASE RATE:                            .011626879
PER DIEM LEASE RATE:                   .000397563
PERIODIC RENT:                            $450.00
NUMBER OF PAYMENTS:                            24
TOTAL INTERIM RENT:                         $ .00
PAYMENT COMMENCEMENT DATE:              3/01/1997
TOTAL EQUIPMENT COST:                  $38,703.42

DOCUMENTATION FEE:                        $0.00
                                          -----

     JKE 4/2/97              LESSEE INITIALS
------------------------
       GDO                   LESSOR INITIALS
------------------------

ATF#: M02-95RMKT

LLR41D-01             EQUIS FINANCIAL GROUP              3/27/97 16:36:41 PAGE 1

                        Schedule B Equipment Description

LESSEE: MOBIL OIL CORPORATION

                RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: B891112101RN1

LESSOR: EQUIS FINANCIAL GROUP

                                                                             Acceptance
Equipment Cost  Serial Number   Year Manufacturer       Model       Type     Date
---------------------------------------------------------------------------------------
   4,974.92        A1155951       FLAME WELDING     Lincoln D-10   WELDER    3/01/1997
   4,974.92        A1155963       FLAME WELDING     Lincoln D-10   WELDER    3/01/1997
   4,974.92        A1157042       FLAME WELDING     Lincoln D-1O   WELDER    3/01/1997
   4,974.92        A1157050       FLAME WELDING     Lincoln D-10   WELDER    3/01/1997
   4,974.92        A1157051       FLAME WELDING     Lincoln D-10   WELDER    3/01/1997
  13,828.82        A1152186       FLAME WELDING     Lincoln SAM    WELDER    3/01/1997
-----------
  38,703.42 Total for Location P0 BOX 430           PAULSBORO           NJ 08066
===========
  38,703.42 Total Equipment Cost

      RENEWAL RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. C891112101RN1
           (the "Renewal Rental Schedule") DATED AS OF MARCH 1, 1997
    TO MASTER LEASE AGREEMENT DATED AS OF MARCH 1, 1989 (THE "MASTER LEASE")

LESSOR                                       LESSEE

AMERICAN INCOME PARTNERS V-D                 MOBIL OIL CORPORATION
LIMITED PARTNERSHIP                          PAULSBORO REFINERY
C/O EQUIS FINANCIAL GROUP                    P0 BOX 430
98 NORTH WASHINGTON STREET                   PAULSBORO, NJ 08066
BOSTON, MA 02114

1.    LEASE TERM. PAYMENT DATES.

      This Renewal Rental Schedule, between American Income Partners V-D Limited Partnership, as Lessor, Lessor's interest therein having been previously sold and assigned by American Finance Group and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease.

2.    BASIC RENT.

      Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

3.    SPECIAL MAINTENANCE, RETURN CONDITIONS.

      Notwithstanding anything contained in the Master Lease to the contrary, it is agreed that, with respect to the titling, registration and relocation of the Equipment, the following provisions shall apply:

      Lessee will cause the Equipment to be properly and lawfully titled and registered at all times in the name of AFG Trust in care of Lessee reflecting as first lienholder the party designated by Lessor, from time to time. Lessor hereby appoints Lessee as its agent and attorney-in-fact for the express and limited purpose of effecting and maintaining such titles and registrations. The Equipment is not to be removed from the location specified on the attached Schedule B (other than on a temporary basis in the normal course of Lessee's business) without the prior written consent of Lessor, and in no event may the Equipment be moved (other than on a temporary basis in the normal course of Lessee's business) to a location outside the continental United States.

      In Furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following return conditions:

      Each item of Equipment shall be in both good appearance and operating condition, less reasonable wear and tear. Each unit and component of such unit shall be capable of performing or meeting the manufacturer's minimum performance specifications when new, including but not limited to, the drive motor, transmission, steering system, electrical system, braking system, safety and warning devices and attachments. No water, brake fluid, transmission fluid, anti-freeze or fuel leaks will be present. All mechanical and electrical equipment, including radios, heaters, air conditioners must be in proper operating condition. Broken glass and body damage will be limited to $250.00 in

      RENEWAL RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. C891112101RN1
                                    PAGE TWO

total. Lessee shall also de-identify each unit by properly removing any decals, paint and all other Lessee markings.

      Upon the expiration of the primary lease term, or any subsequent renewal term(s), Lessee shall properly prepare and pack each item of equipment and ship, freight and insurance prepaid, to a place designated by Lessor.

      If any of the above conditions are not met, the Lessee has the option of repairing the Equipment at his own expense, or if repairs are performed by Lessor or Lessor's agent, Lessee shall pay any costs associated therewith.

4.    STIPULATED LOSS VALUE

      Notwithstanding the provisions of Section 7 of the Master Lease, the Stipulated Loss Value for the Equipment during the renewal Lease Term shall be equal to 50 percent of the Equipment Cost.

5.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      The Renewal Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Lessee hereby represents, warrants and certifies that the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and conditions set forth in this Renewal Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No Amendment, modification or waiver of this Renewal Rental Schedule or the Master Lease will be effective unless evidenced in writing signed by the party to be charged. This Renewal Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

      The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Master Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

AMERICAN INCOME PARTNERS V-D                MOBIL OIL CORPORATION
LIMITED PARTNERSHIP                         LESSEE
LESSOR
                                            BY: /s/ [ILLEGIBLE] 4/2/97
BY: AFG LEASING IV INCORPORATED                 ----------------------------
TITLE: GENERAL PARTNER
                                            TITLE: SOURCING SPECIALIST
BY: /s/ Gail Ofgant                                -------------------------
    ----------------------------

TITLE: VICE PRESIDENT
       -------------------------

      COUNTERPART NO. 1 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR4OD-01             EQUIS FINANCIAL GROUP              3/27/97 16:36:59 PAGE 1

                     Schedule A - Rental Schedule Economics

LESSEE:       MOBIL OIL CORPORATION
LESSOR:       EQUIS FINANCIAL GROUP

RENTAL SCHEDULE:                     C891112101RN1
LEASE TERM (months):                            24
PRIMARY START DATE:                      3/01/1997
LEASE EXPIRATION DATE:                   2/28/1999
PAYMENT FREQUENCY:                         MONTHLY
ADVANCE/ARREARS:                           ADVANCE
LEASE RATE:                             .014144578
PER DIEM LEASE RATE:                    .000471486
PERIODIC RENT:                             $920.00
NUMBER OF PAYMENTS:                             24
TOTAL INTERIM RENT:                           $.00
PAYMENT COMMENCEMENT DATE:               3/01/1997
TOTAL EQUIPMENT COST:                   $65,042.59

DOCUMENTATION FEE:                        $0.00
                                          -----

     JKE 4/2/97              LESSEE INITIALS
------------------------
       GDO                   LESSOR INITIALS
------------------------

ATF#: M02-95RMKT

LLR41D-01             EQUIS FINANCIAL GROUP              3/27/97 16:37:01 PAGE 1

                        Schedule B Equipment Description

LESSEE: MOBIL OIL CORPORATION

                RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: C891112101RN1

LESSOR: EQUIS FINANCIAL GROUP

                                                                                  Acceptance
Equipment Cost    Serial Number       Year Manufacturer     Model       Type         Date
--------------------------------------------------------------------------------------------
   13,710.50    1FTFE24Y3LHA72198   1990 FORD               E252    VAN            3/01/1997
   51,332.09    1FDXD8OU5LVA22728   1990 RICE AND HOLMAN    C8000   LUGGER TRUCK   3/01/1997
------------
   65,042.59 Total for Location P0 BOX 430          PAULSBORO           NJ 08066
============
   65,042.59 Total Equipment Cost

      RENEWAL RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. D891112101RN1
           (the "Renewal Rental Schedule") DATED AS OF' MARCH 1, 1997
    TO MASTER LEASE AGREEMENT DATED AS OF MARCH 1, 1989 (THE "MASTER LEASE")

LESSOR                                       LESSEE

AMERICAN INCOME PARTNERS V-D                 MOBIL OIL CORPORATION
LIMITED PARTNERSHIP                          PAULSBORO REFINERY
C/O EQUIS FINANCIAL GROUP                    P0 BOX 430
98 NORTH WASHINGTON STREET                   PAULSBORO, NJ 08066
BOSTON, MA 02114

1.    LEASE TERM. PAYMENT DATES.

      This Renewal Rental Schedule, between American Income Partners V-D Limited Partnership, as Lessor, Lessor's interest therein having been previously sold and assigned by American Finance Group and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease.

2.    BASIC RENT.

      Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

3.    SPECIAL MAINTENANCE, RETURN CONDITIONS.

      Notwithstanding anything contained in the Master Lease to the contrary, it is agreed that, with respect to the titling, registration and relocation of the Equipment, the following provisions shall apply:

      Lessee will cause the Equipment to be properly and lawfully titled and registered at all times in the name of AFG Trust in care of Lessee reflecting as first lienholder the party designated by Lessor, from time to time. Lessor hereby appoints Lessee as its agent and attorney-in-fact for the express and limited purpose of effecting and maintaining such titles and registrations. The Equipment is not to be removed from the location specified on the attached Schedule B (other than on a temporary basis in the normal course of Lessee's business) without the prior written consent of Lessor, and in no event may the Equipment be moved (other than on a temporary basis in the normal course of Lessee's business) to a location outside the continental United States.

      In Furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following return conditions:

      Each item of Equipment shall be in both good appearance and operating condition, less reasonable wear and tear. Each unit and component of such unit shall be capable of performing or meeting the manufacturer's minimum performance specifications when new, including but not limited to, the drive motor, transmission, steering system, electrical system, braking system, safety and warning devices and attachments. No water, brake fluid, transmission fluid, anti-freeze or fuel leaks will be present. All mechanical and electrical equipment, including radios, heaters, air conditioners must be in proper operating condition. Broken glass and body damage will be limited to $250.00 in

      RENEWAL RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NO. D891112101RN1
                                    PAGE TWO

total. Lessee shall also de-identify each unit by properly removing any decals, paint and all other Lessee markings.

      Upon the expiration of the primary lease term, or any subsequent renewal term(s), Lessee shall properly prepare and pack each item of equipment and ship, freight and insurance prepaid, to a place designated by Lessor.

      If any of the above conditions are not met, the Lessee has the option of repairing the Equipment at his own expense, or if repairs are performed by Lessor or Lessor's agent, Lessee shall pay any costs associated therewith.

4.    STIPULATED LOSS VALUE

      Notwithstanding the provisions of Section 7 of the Master Lease, the Stipulated Loss Value for the Equipment during the renewal Lease Term shall be equal to 50 percent of the Equipment Cost.

5.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      The Renewal Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Lessee hereby represents, warrants and certifies that the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and conditions set forth in this Renewal Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No Amendment, modification or waiver of this Renewal Rental Schedule or the Master Lease will be effective unless evidenced in writing signed by the party to be charged. This Renewal Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

      The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Master Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

AMERICAN INCOME PARTNERS V-D              MOBIL OIL CORPORATION
LIMITED PARTNERSHIP                       LESSEE
LESSOR
                                          BY: /s/ [ILLEGIBLE] 4/2/97
BY: AFG LEASING IV INCORPORATED               ----------------------------
TITLE: GENERAL PARTNER
                                          TITLE: SOURCING SPECIALIST
BY: /s/ Gail Ofgant                              -------------------------
    ----------------------------

TITLE: VICE PRESIDENT
       -------------------------

      COUNTERPART NO. 1 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR40D-01             EQUIS FINANCIAL GROUP              3/27/97 16:37:29 PAGE 1

                     Schedule A - Rental Schedule Economics

LESSEE:        MOBIL OIL CORPORATION
LESSOR:        EQUIS FINANCIAL GROUP

RENTAL SCHEDULE:                      D891112101RN1
LEASE TERM (months):                           24
PRIMARY START DATE:                     3/01/1997
LEASE EXPIRATION DATE:                  2/28/1999
PAYMENT FREQUENCY:                        MONTHLY
ADVANCE/ARREARS:                          ADVANCE
LEASE RATE:                            .015818113
PER DIEM LEASE RATE:                   .000527270
PERIODIC RENT:                            $750.00
NUMBER OF PAYMENTS:                            24
TOTAL INTERIM RENT:                          $.00
PAYMENT COMMENCEMENT DATE:              3/01/1997
TOTAL EQUIPMENT COST:                  $47,414.00

DOCUMENTATION FEE:                        $0.00
                                          -----

     JKE 4/2/97              LESSEE INITIALS
------------------------
       GDO                   LESSOR INITIALS
------------------------

ATF#: M02-95RMKT

LLR41D-01             EQUIS FINANCIAL GROUP              3/27/97 16:37:30 PAGE 1

                        Schedule B Equipment Description

LESSEE: MOBIL OIL CORPORATION

                RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: D891112101RN1

LESSOR: EQUIS FINANCIAL GROUP

                                                                             Acceptance
Equipment Cost    Serial Number     Year Manufacturer    Model      Type        Date
---------------------------------------------------------------------------------------
   47,414.00    1FDXD80U7LVA22729   1990 FORD            C8000   DUMP TRUCK  3/01/1997
------------
   47,414.00 Total for Location P0 BOX 430          PAULSBORO           NJ 08066
============
   47,414.00 Total Equipment Cost

                  MOBIL OIL CORPORATION
                  P0 BOX 429
Mobil             PAULSBORO, NJ 08066                             purchase order

--------------------------------------------------------------------------------
DATE

   02/24/97
--------------------------------------------------------------------------------
DELIVERY REQUIRED BY

   02/24/97
--------------------------------------------------------------------------------
PAYMENT TERMS

   0.00%- 0 / NET 30
--------------------------------------------------------------------------------
TAX STATUS

   TAXABLE
--------------------------------------------------------------------------------
ORDER NO.

   D561794
--------------------------------------------------------------------------------
FOB

   ORIGIN
--------------------------------------------------------------------------------
DELIVERY TERMS

   PREPAY AND ADD
--------------------------------------------------------------------------------
SHIP

   VIA BEST WAY
--------------------------------------------------------------------------------
PLEASE ENTER OUR ORDER FOR THE FOLLOWING, SUBJECT TO TERMS AND CONDITIONS SET FORTH IN THIS ORDER AND ON THE REVERSE SIDE HEREOF. IMPORTANT -- THIS ORDER EXPRESSLY LIMITS ACCEPTANCE TO TERMS AND CONDITIONS STATED HEREIN, AND ANY ADDITIONAL OR DIFFERENT TERMS OR CONDITIONS PROPOSED BY THE SELLER ARE REJECTED UNLESS EXPRESSLY AGREED TO BY BUYER IN WRITING. IF SELLER COMMENCES SHIPMENT PURSUANT TO THIS PURCHASE ORDER, THEN SELLER SHALL AS OF THE DATE SELLER HAS COMMENCED SHIPMENT, BE DEEMED TO HAVE AGREED TO AND ACCEPTED THIS PURCHASE ORDER IN ITS ENTIRETY, INCLUDING ITS TERMS AND CONDITIONS AS HEREINABOVE SET FORTH AND AS SET FORTH ON THE REVERSE SIDE HEREOF.
--------------------------------------------------------------------------------
TO:  EQUIS FINANCIAL GROUP
     98 N WASHINGTON ST
     BOSTON           MA 02114-1918
--------------------------------------------------------------------------------
SHIP TO:  MOBIL OIL CORPORATION
          PAULSBORO REFINERY
          800 BILLINGSPORT ROAD
          PAULSBORO, N.J. 08066
--------------------------------------------------------------------------------
              MOBIL                                                       UNIT
ITEM QTY UNIT CODE                      DESCRIPTION                       PRICE
--------------------------------------------------------------------------------

001  24  MO   920962  LEASING, SPECIFY IN ACCORDANCE WITH THE FOLLOWING: 750.000
                      MR 855 1990 DUMP TRUCK 1FDXD8OU7LVA22729 $750/MO

                              *** END OF ORDER ***
--------------------------------------------------------------------------------
IMPORTANT:

INVOICES MUST BE RENDERED IN DUPLICATE TO PURCHASING DEPARTMENT AT THE ABOVE ADDRESS.

SHOW ORDER NUMBER ON ALL PACKAGES, INVOICES, PACKING LISTS AND SHIPPER'S
RECEIPTS.

ATTACH ORIGINAL SIGNED DELIVERY RECEIPT, BILL OF LADING OR EXPRESS RECEIPT AND RECEIPTED BILL FOR PREPAID TRANSPORTATION TO INVOICE.

PRICES SHOWN SHALL BE FOR PRODUCT ONLY. APPLICABLE TAXES SHALL BE STATED SEPARATELY.

ALL NORMAL DELIVERIES SHALL BE SCHEDULED BETWEEN 07:30 AM. AND 04:00 P.M., MONDAY THROUGH FRIDAY.
--------------------------------------------------------------------------------

|_| CONFIRMING ORDER - DO NOT DUPLICATE               PURCHASING DEPARTMENT

ATTENTION OF:                                         BY: /s/ [ILLEGIBLE]
             --------------------------                   ----------------------
                                                          LAURA ANDRUKAITIS
--------------------------------------------------------------------------------
                                                          (609) 224-2344

                              TERMS AND CONDITIONS

1. Seller warrants free and clear title to all products delivered hereunder and further warrants that such products shall be merchantable, free from defects in workmanship, material or design (other than Buyer's design) and shall conform either to the description and specifications herein set forth or to a sample to be supplied to Buyer.

2. Seller warrants that the products, in the form delivered to Buyer, are free from any valid claim for patent infringement and that any labels or trademarks affixed thereto by or on behalf of Seller are free from any valid claim for copyright or trademark infringement and agrees to save and hold harmless and indemnify Buyer against such infringement liability based upon Buyer's possession or resale thereof without alteration.

3. The services provided hereunder and any materials furnished in connection therewith shall be free from defects in materials and workmanship for a period of at least one year after delivery/performance and acceptance unless a longer warranty period is provided by the equipment warranty or by law, in which case the longer warranty period will apply. Should Seller's services and/or material prove to be defective within said applicable warranty period. Seller agrees to replace or repair said materials or correct such services to Buyer's satisfaction, upon receipt of written notice from Buyer and without cost to Buyer. Should Seller or its authorized agent or representative be required to enter upon Buyer's premises in order to repair or replace any defective materials or services. Seller agrees to protect, defend, indemnify and save Buyer harmless from and against any claim, demand, liability, loss or injury resulting from acts of Seller or its authorized agents or representatives in performing such replacement or repair or corrective services under this paragraph.

4. Seller shall not be liable for failure to deliver products when prevented by any cause beyond its control, and Buyer shall not be liable for failure to accept products when prevented from receiving or using them in customary manner by any cause beyond its control. A party who is prevented from performing for any reason provided for herein shall immediately notify the other party of the cause for such non-performance and the anticipated extent of the delay.

5. Buyer shall pay all taxes which under applicable statutes Buyer is required to pay. Seller's invoices shall specify each category of taxes which Buyer is required to pay. Buyer may require Seller to provide documentation satisfactory to Buyer which establishes Buyer's statutory liability to pay such taxes. If Seller fails to submit such documentation, Buyer shall not be obligated to pay any charges for such taxes. The documentation which may be required by Buyer shall not be required in connection with sales or use taxes unless Buyer questions the applicability of such a tax.

6. Invoices shall be mailed at time of shipment and cash discount period will be computed from the date invoice is received. Terms shall be as set forth on the face hereof.

7. All freight charges shall be prepaid, unless otherwise stated. Risk of loss and title to the product shall pass at delivery points specified herein -- on loading where delivery is at shipping point and on unloading where delivery is at destination.

8. Time is of the essence in this contract, and failure by Seller to complete delivery of the products herein ordered within the time specified, or within a reasonable time if no time is specified herein, shall, at the option of Buyer, without liability, in addition to Buyer's other rights or remedies, relieve Buyer of any obligation to accept and pay for any such products.

9. Products purchased hereunder are subject to inspection and approval at Buyer's destination. Buyer reserves the right to reject and refuse acceptance of products which are not in accordance with any instructions, specifications, drawing and data or Seller's warranties (express or implied). Products not accepted will be held for Seller's instruction at Seller's risk and, if Seller so instructs, will be returned to Seller at Seller's expense. Payment for any products hereunder shall not be deemed an acceptance thereof and is without prejudice to any and all claims that Buyer may have against Seller.

10. Seller warrants that the products sold or services furnished under this contract have been produced or furnished in full and complete compliance with all applicable laws and regulations including, but not limited to, the Fair Labor Standards Act as amended; Executive Order No. 11246 (Equal Employment Opportunity); Executive Order No. 11701 (Listing of Job Openings for Disabled Veterans and Veterans of the Vietnam Era); Executive Order No. 11758 (Employment of the Handicapped); Executive Order No. 12138 (Utilization of Women Owned Firms); and the Small Business Act (15 USC
      Section 631 et reg.) related to the utilization of Small Business Concerns and Small Business Concerns owned and controlled by Socially and Economically Disadvantaged Individuals and Labor Surplus Area Concerns and all rules and regulations promulgated thereunder as aid order laws, rules and regulations may be amended, modified and/or superseded, all of which are hereby incorporated by reference. Seller further agrees to execute, upon Buyer's request, Buyer's standard form of Certification of Compliance covering the aforesaid Executive Orders, which Certification of Compliance form, upon execution by Seller shall become a part hereof without further references thereto.

11. Seller assumes all risk of loss of or damage to any property of Buyer entrusted to Seller while in Seller's possession or otherwise under Seller's control. In the event of loss or irreparable damage, Seller shall promptly reimburse Buyer for the value of the article. Any other damage shall be promptly repaired by Seller at Seller's expense.

12. If this order is given pursuant to any existing contract, it is also subject to the terms of such contract, and such terms shall control in the case of any conflict with the provisions hereof.

13. Neither this contract nor the obligation of Seller to perform hereunder shall be assigned or delegated by Seller without Buyer's consent. Waiver by either party of any default by the other hereunder shall not be deemed a waiver by such party of any other subsequent default. None of the provisions, terms and conditions contained in this contract may be added to, modified, superseded or otherwise altered except by a written instrument signed by Buyer's authorized representative, and each shipment received by Buyer from Seller shall be deemed to be only upon the terms and conditions contained herein regardless of any contrary or additional provisions contained in any acknowledgement, invoice or other form of Seller and notwithstanding Buyer's act of accepting or paying for any shipment or similar act of Buyer.

14. To the extent that it is within Seller's control, Seller warrants that the items sold under this agreement comply in all respects with the Occupational Safety and Health Act and all applicable Regulations, Rulings, Orders and Standards, promulgated thereunder. Seller agrees to hold Mobil Corporation and/or its subsidiary and/or affiliated companies harmless from any and all liabilities, claims, fines, penalties, including reasonable costs and settlements, which may arise out of the delivery by Seller of items which do not meet these requirements.

15. Seller warrants and represents that any and all products sold and delivered hereunder will substantially comply with all applicable federal, state, and municipal laws and regulations (including but not limited to any disclosure requirements related to hazardous materials) relating to the manufacture, sale, and/or delivery of such products and including the IATA's restricted articles and radioactive materials regulations issued by the International Air Transport Associations for air shipments. Seller agrees to provide Buyer, upon Buyer's written request, all information which will reasonably assist Buyer in the safe handling and use of any product sold and delivered hereunder. Seller hereby agrees to hold Buyer harmless from any and all claims (justified or otherwise), legal actions, final judgements, reasonable attorneys fees, civil fines and/or any other losses which Buyer may incur as a result of the manufacture, sale and/or delivery to Buyer hereunder of a product or products which do not meet the requirements of any and/or all of the aforementioned laws and/or regulations.

16. Buyer has the right to terminate this contract in whole or in part at any time by written notice to Seller. In such event, Seller may claim only properly supported out-of-pocket costs plus a reasonable amount of demonstrable related charges for the work already performed, all to be determined in accordance with generally accepted accounting procedures. For specially prepared products, unique to Buyer's order, any partially completed work or raw materials whose full costs are included in the termination charges shall be identified in writing and held by Seller for disposition in accordance with Buyer's written instructions. Notwithstanding the foregoing, Buyer reserves the right to cancel all or any part of the undelivered portion of this order, without liability, in addition to Buyers other rights and remedies, if Seller breaches any of the terms and conditions herein.

17. The domestic laws (including the Uniform Commercial Code) of the State of New York, to whose jurisdiction the parties hereto submit, shall govern this Contract, the performance thereof and all aspects of any disputes arising therefrom. The United Nation's Convention on Contract for the International Sale of Goods (1980) shall not govern this Contract or the performance thereof or any aspect of any dispute arising therefrom.